UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois 60661
(Address of principal executive offices) (Zip Code)

(312) (651-1400)
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of November 27, 2023, the Board of Directors (the “Board”) of Adtalem Global Education Inc. (“Adtalem” or “the Company”) adopted Amended and Restated By-Laws that are filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Amended By-Laws”).  A copy of the Amended By-Laws marked to show changes to the prior By-Laws is filed as Exhibit 3.2 hereto.  The Amended By-Laws were adopted as part of a periodic review and update of the bylaws, but also partially in connection with revisions to address the Securities and Exchange Commission (“SEC”) rules regarding universal proxy cards.

Among other things, the Amended By-Laws:

•
Address matters relating to SEC Rule 14a-19 (the “Universal Proxy Rules”), including: (i) providing that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the Universal Proxy Rules requirements, (ii) providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements, (iii) requiring that a stockholder providing notice pursuant to the advance notice provisions of the Amended Bylaws to inform the Company if a stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules, and (iv) requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting;

•	Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and
•
Revise the procedural requirements set forth in the “advance notice” provisions of the Amended Bylaws to require notice of matters proposed to be brought before a stockholders’ meeting to be delivered to the Company not less than 120 nor more than 150 days prior to the anniversary date of the prior year’s annual meeting (rather than simply not less than 90 days prior to the date of the prior year’s annual meeting).

Item 9.01	Financial Statements and Exhibits

3.1	Amended and Restated By-Laws of Adtalem Global Education Inc., as amended November 27, 2023

3.2	Amended and Restated By-Laws of Adtalem Global Education Inc., as amended November 27, 2023, marked to show changes to By-Laws as amended and restated on November 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Douglas G. Beck
Douglas G. Beck
Senior Vice President, General Counsel and Corporate Secretary

Date: November 29, 2023